Other Income - Summary of Other Income (Detail) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2026	Mar. 31, 2025	Mar. 31, 2024
Disclosure Of Other Income [Abstract]
Government grant received	$ 47	$ 56	$ 356
Gain on discontinuation of equity accounted investment (refer note 8)	1,361
Gain on lease modification	63	20	12
Excess provision written back	89	127	125
Net gain on de-recognition of property, plant and equipment	141	61	132
Others	342	53	145
Total	$ 2,043	$ 317	$ 770